 Exhibit 32.1

CERTIFICATION

OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Channel Therapeutics Corporation (the “Company”) on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Francis Knuettel II, Chief Executive Officer and Chief Financial Officer of Channel Therapeutics Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2025	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)